                                                    Three Months Ended                            Year Ended
                                                        December 31,                             September 30,
                                                   --------------------    --------------------------------------------------------
                                                     1996        1995         1996       1995        1994        1993        1992
                                                   --------    --------    --------    ---------   --------    --------    --------
                                                                   (amounts in thousands except for per share data)
INCOME STATEMENT DATA:
     Income:
          Loan servicing .......................   $  3,481    $  1,772    $ 10,079    $  6,508    $  7,479    $  6,956    $  4,451
          Gain on sale of mortgage loans, net ..      5,746       3,923      19,523       8,292       3,199       2,997       2,070
          Warehouse
               interest income .................      3,367       2,275      12,320       5,453       4,428       3,059       2,088
               interest expense ................     (2,833)     (1,230)     (9,096)     (3,098)     (1,755)       (877)       (615)
                                                   --------    --------    --------    --------    --------    --------    --------
          Net Warehouse Interest Income ........        534       1,045       3,224       2,355       2,673       2,182       1,473
          Gain on sale of servicing rights, net.          0         842       2,641       2,011         694         607         646
          Other ................................        503         273       2,153       1,276       2,617       2,995       2,369
                                                   --------    --------    --------    --------    --------    --------    --------

                                                     10,264       7,855      37,620      20,442      16,662      15,737      11,009
                                                   --------    --------    --------    --------    --------    --------    --------

Expenses:
     Salaries, commissions and employee
          benefits .............................      5,204       3,091      16,105       8,673       7,454       6,559       5,021
     Amortization of mortgage servicing
          rights and deferred excess servicing
          fees .................................      1,539         827       4,091       3,823       2,891       2,233         968
     Communication .............................      1,045         604       3,304       1,592       1,404       1,111         927
     Data processing and equipment .............        714         403       2,060       1,459       1,420       1,052         710
     Office occupancy ..........................        564         379       1,743       1,325       1,056         740         609
     Interest ..................................        361         218       1,004         945       1,646       1,044         948
     Foreclosure provisions and related
          expenses .............................         68          29         140         206          74         176         305
     Other .....................................      1,230         577       3,185       1,644       1,649       1,832       1,289
                                                   --------    --------    --------    --------    --------    --------    --------
                                                     10,725       6,128      31,632      19,667      17,594      14,747      10,777
                                                   --------    --------    --------    --------    --------    --------    --------
     Income before income taxes, extra-
          ordinary items and cumulative
          effect of change in accounting
          principle ............................       (461)      1,727       5,988         775        (932)        990         232

Income tax expense/(benefit) ...................       (169)        587       2,264         264        (350)        395          71

Income tax expense - tax effect of net
     operating loss carryforward ...............       --          --          --          --          --          --            79
                                                   --------    --------    --------    --------    --------    --------    --------

Income before extraordinary items and
     cumulative effect of a change in
     accounting principle ......................       (292)      1,140       3,724         511        (582)        595          82



SELECTED CONSOLIDATED FINANCIAL DATA
(IN THOUSANDS)

                                                  Three Months Ended                            Year Ended
                                                      December 31,                             September 30,
                                              ------------------------ -------------------------------------------------------------
                                                   1996       1995          1996         1995        1994         1993       1992
                                                 --------   --------     --------     ---------   ----------   ---------  ----------
                                                               (amounts in thousands except for per share data)
Extraordinary items:
     Gain from payment of debt, net of tax ..        --           --          --           --          --           --         1,339
     Credit from utilization of net operating
          loss carryforward .................        --           --          --           --          --           --           769

Cumulative effect of a change in tax method .        --           --          --           --          --             20        --
                                              -----------  ----------- -----------  -----------  ----------- ----------- -----------

          Net earnings ...................... $      (292) $     1,140 $     3,724  $       511 $      (582)         615 $     2,190
                                              ===========  =========== ===========  ===========  =========== =========== ===========
Earnings (loss) per share ................... $     (1.74) $      6.80 $     22.22  $      3.05 $     (3.47) $      3.67 $     13.07
Operating Data:
     Loan servicing portfolio ............... $ 4,252,753    1,628,299   3,947,028    1,448,395   1,435,372    1,666,440   1,418,130
     Volume of loans originated (including
          purchased) ........................ $   529,912      312,664   1,763,654      727,950     428,950      361,318     289,313
                                              ===========  =========== ===========  ===========  =========== =========== ===========



                                                              December 31,                           September 30,
                                                          --------------------- ----------------------------------------------------
                                                            1996       1995        1996     1995        1994        1993      1992
                                                            ----       ----        ----     ----        ----        ----      ----
BALANCE SHEET DATA:
Assets
------
     Cash and cash equivalents ........................   $  5,554   $  4,953   $  5,004   $  5,844   $  1,154   $  1,976   $  2,394
     Mortgage loans held for sale, net ................    134,971    119,647    134,348    103,775     36,085     36,542     38,531
     Mortgage loans held for investment, net ..........      1,015         22      1,097         23        488        864        933
     Construction loans receivable ....................      9,912      2,839      8,816      1,446       --         --         --
     Receivable for escrow, foreclosure, and
          other advances, less allowance for
          losses ......................................     15,861      2,525     10,320      2,129      2,096      1,206      1,016
     Property and equipment, less
          accumulated depreciation ....................      2,197      1,349      2,121      1,270      1,325        896        984
     Mortgage servicing rights and deferred
          excess servicing fees, net ..................     39,864     14,646     33,517     12,902     10,465     13,229     13,341
     Accrued interest, other receivables, and
          other assets ................................      6,147      3,277      5,355      2,773      1,917      2,361      1,931
                                                          --------   --------   --------   --------   --------   --------   --------

     Total assets .....................................   $215,521   $149,258   $200,578   $130,162   $ 53,530   $ 57,074   $ 59,130
                                                          ========   ========   ========   ========   ========   ========   ========

Liabilities and Shareholders' Equity
------------------------------------
Liabilities:
     Notespayable to banks:
          Warehouse lines of credit
          collateralized by mortgage loans
          held for sale:
               Master residential warehouse
                    line of credit ....................   $129,092   $115,481   $119,942   $ 99,041   $ 30,868   $ 29,205   $ 37,744
               Subline of master residential
                    warehouse line ....................         37      2,172         49        577          0      4,873      1,416
               Other lines of credit ..................     11,169      2,846     17,975      4,164      4,732      1,543          0
                                                          --------   --------   --------   --------   --------   --------   --------
                                                           140,298    120,499    137,966    103,782     35,600     35,621     39,160

          Collateralized by foreclosed real
               estate held for sale:
               Subline of master residential
                    warehouse line ....................        413         40        291         40         22         26        145
               Other lines of credit ..................        999          0        576          0          0          0          0
                                                          --------   --------   --------   --------   --------   --------   --------
                                                             1,412         40        867         40         22         26        145

          Subline of master residential
          warehouse line collateralized by
          receivables for escrow, foreclosure,
          and other assets ............................     16,951      2,707     10,662      2,171      2,236      1,758        843

          Long-term debt collateralized by
          substantially all of the Harbor's
          assets ......................................     20,000      9,350     20,000      6,500      7,887     12,030     12,536
                                                          --------   --------   --------   --------   --------   --------   --------
                                                           178,661    132,596    169,495    115,993     45,745     49,435     52,684

Accounts payable and accrued expenses .................      4,857      1,463      6,623      1,251        724      1,409        887
Other liabilities .....................................     19,284      6,601     11,269      6,044      1,019      1,611      1,703
Deferred tax liability, net ...........................      2,432        337      2,602        337         87        400         71
                                                          --------   --------   --------   --------   --------   --------   --------

Total liabilities .....................................    205,234    140,997    189,989    123,625     47,575     52,855     55,345
                                                          --------   --------   --------   --------   --------   --------   --------

Shareholders' equity:
     Common stock, no par value, 500,000
          shares authorized ...........................      6,473      6,262      6,262      6,187      6,187      4,199      4,199
     Common stock subscribed ..........................        126       --          338        149        142       --           90
     Additional paid-in-capital .......................         76        116         76        116        104         41       --


                                              Three Months Ended                              Year Ended
                                                  December 31,                               September 30,
                                             --------------------    ---------------------------------------------------------------
                                               1996        1995         1996        1995          1994         1993         1992
                                             --------    --------     --------    ---------     --------     --------     --------
                                                                 (amounts in thousands except for per share data)
     Retained earnings ..................       3,680        1,976        3,972          248         (263)         319         (296)
     Treasury stock .....................         (68)         (93)         (59)        (163)        (215)        (340)        (118)
     Stock Subscription Receivable ......                                                                                       (90)
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Total shareholders' equity ..............      10,287        8,261       10,589        6,537        5,955        4,219        3,785

Commitments and contingencies............
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                            $ 215,521    $ 149,258    $ 200,578    $ 130,162    $  53,530    $  57,074    $  59,130
                                            =========    =========    =========    =========    =========    =========    =========
